                                                                   EXHIBIT 99(g)

                                                      Director/Executive Officer
                                                      --------------------------

                                    CONSENT

     In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the merger (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of Republic Bancorp Inc. I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent that I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Republic Bancorp Inc. or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.

Date:  March 12, 1999                            Signature:

                                                 /s/ Joseph C. Bromley
                                                 --------------------------
                                                 Name: Joseph C. Bromley

                                                      Director/Executive Officer
                                                      --------------------------

                                    CONSENT

     In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the merger (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of Republic Bancorp Inc. I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent that I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Republic Bancorp Inc. or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.

Date:  March 12, 1999                       Signature:

                                            /s/ George J. Butvilas
                                            ------------------------------
                                            Name: George J. Butvilas

                                                      Director/Executive Officer
                                                      --------------------------

                                     CONSENT

     In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the merger (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of Republic Bancorp Inc. I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent that I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Republic Bancorp Inc. or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.

Date:  March 12, 1999                       Signature:

                                            /s/ Mary P. Cauley
                                            --------------------------
                                            Name: Mary P. Cauley

                                                      Director/Executive Officer
                                                      --------------------------
                                     CONSENT


     In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the merger (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of Republic Bancorp Inc. I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent that I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Republic Bancorp Inc. or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.

Date:  March 12, 1999                       Signature:

                                            /s/ Steven Coleman
                                            ---------------------------
                                            Name:  Steven Coleman

                                                      Director/Executive Officer
                                                      --------------------------

                                     CONSENT


     In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the merger (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of Republic Bancorp Inc. I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent that I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Republic Bancorp Inc. or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.

Date:  March 12, 1999                       Signature:

                                            /s/ Stanley A. Jacobson
                                            ------------------------------
                                            Name:  Stanley A. Jacobson

                                                      Director/Executive Officer
                                                      --------------------------

                                     CONSENT

     In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the merger (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of Republic Bancorp Inc. I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent that I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Republic Bancorp Inc. or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.

Date:  March 12, 1999                       Signature:

                                            /s/ Randolph P. Piper
                                            ----------------------------
                                            Name: Randolph P. Piper

                                                      Director/Executive Officer
                                                      --------------------------

                                     CONSENT

     In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the merger (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of Republic Bancorp Inc. I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent that I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Republic Bancorp Inc. or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.

Date:  March 12, 1999                       Signature:

                                            /s/ Kenneth D. Seaton
                                            ----------------------------
                                            Name:  Kenneth D. Seaton

                                                      Director/Executive Officer
                                                      --------------------------

                                     CONSENT


     In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the merger (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of Republic Bancorp Inc. I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent that I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Republic Bancorp Inc. or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.

Date:  March 12, 1999                       Signature:

                                            /s/ B. Thomas Smith, Jr.
                                            --------------------------------
                                            Name:  B. Thomas M. Smith, Jr.

                                                      Director/Executive Officer
                                                      --------------------------

                                     CONSENT

     In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the merger (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of Republic Bancorp Inc. I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent that I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Republic Bancorp Inc. or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.

Date:  March 12, 1999                       Signature:

                                            /s/ Peter Van Pelt
                                            ----------------------------
                                            Name:  Peter Van Pelt

                                                      Director/Executive Officer
                                                      --------------------------

                                     CONSENT

     In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the merger (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of Republic Bancorp Inc. I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent that I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Republic Bancorp Inc. or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.

Date:  March 12, 1999                       Signature:

                                            /s/ Steven E. Zack
                                            ---------------------------
                                            Name:  Steven E. Zack

                                                      Director/Executive Officer
                                                      --------------------------

                                     CONSENT

     In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the merger (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of Republic Bancorp Inc. I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent that I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Republic Bancorp Inc. or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.

Date:  March 12, 1999                       Signature:

                                            /s/ Jerry D. Campbell
                                            -----------------------------
                                            Name:  Jerry D. Campbell

                                                      Director/Executive Officer
                                                      --------------------------

                                     CONSENT

     In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the merger (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of Republic Bancorp Inc. I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent that I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Republic Bancorp Inc. or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.

Date:  March 12, 1999                       Signature:

                                            /s/ Dana M. Cluckey
                                            ---------------------------
                                            Name:  Dana M. Cluckey

                                                      Director/Executive Officer
                                                      --------------------------

                                     CONSENT

     In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the merger (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of Republic Bancorp Inc. I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent that I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Republic Bancorp Inc. or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.

Date:  March 12, 1999                       Signature:

                                            /s/ Bruce L. Cook
                                            ---------------------------
                                            Name:  Bruce L. Cook

                                                      Director/Executive Officer
                                                      --------------------------

                                     CONSENT

     In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the merger (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of Republic Bancorp Inc. I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent that I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Republic Bancorp Inc. or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.

Date:  March 12, 1999                       Signature:

                                            /s/ Richard J. Cramer, Sr.
                                            -------------------------------
                                            Name:  Richard J. Cramer, Sr.

                                                      Director/Executive Officer
                                                      --------------------------

                                     CONSENT

     In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the merger (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of Republic Bancorp Inc. I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent that I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Republic Bancorp Inc. or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.

Date:  March 12, 1999                       Signature:

                                            /s/ George A. Eastman
                                            -------------------------------
                                            Name:  George A. Eastman

                                                      Director/Executive Officer
                                                      --------------------------

                                     CONSENT

     In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the merger (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of Republic Bancorp Inc. I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent that I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Republic Bancorp Inc. or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.

Date:  March 12, 1999                       Signature:

                                            /s/ Howard J. Hulsman
                                            -------------------------------
                                            Name:  Howard J. Hulsman

                                                      Director/Executive Officer
                                                      --------------------------

                                     CONSENT

     In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the merger (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of Republic Bancorp Inc. I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent that I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Republic Bancorp Inc. or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.

Date:  March 12, 1999                       Signature:

                                            /s/ Gary Hurand
                                            -------------------------------
                                            Name:  Gary Hurand

                                                      Director/Executive Officer
                                                      --------------------------

                                     CONSENT

     In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the merger (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of Republic Bancorp Inc. I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent that I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Republic Bancorp Inc. or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.

Date:  March 12, 1999                       Signature:

                                            /s/ Dennis J. Ibold
                                            -------------------------------
                                            Name:  Dennis J. Ibold

                                                      Director/Executive Officer
                                                      --------------------------

                                     CONSENT

     In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the merger (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of Republic Bancorp Inc. I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent that I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Republic Bancorp Inc. or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.

Date:  March 12, 1999                       Signature:

                                            /s/ John J. Lennon
                                            -------------------------------
                                            Name:  John J. Lennon

                                                      Director/Executive Officer
                                                      --------------------------

                                     CONSENT

     In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the merger (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of Republic Bancorp Inc. I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent that I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Republic Bancorp Inc. or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.

Date:  March 12, 1999                       Signature:

                                            /s/ Sam H. McGoun
                                            -------------------------------
                                            Name:  Sam H. McGoun

                                                      Director/Executive Officer
                                                      --------------------------

                                    CONSENT

     In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the merger (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of Republic Bancorp Inc. I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent that I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Republic Bancorp Inc. or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.

Date:  March 12, 1999                       Signature:

                                            /s/ Kelly E. Miller
                                            ------------------------------
                                            Name:  Kelly E. Miller

                                                      Director/Executive Officer
                                                      --------------------------

                                    CONSENT

     In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the merger (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of Republic Bancorp Inc. I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent that I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Republic Bancorp Inc. or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.

Date:  March 12, 1999                       Signature:

                                            /s/ Joe D. Pentecost
                                            ------------------------------
                                            Name:  Joe D. Pentecost

                                                      Director/Executive Officer
                                                      --------------------------

                                    CONSENT

     In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the merger (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of Republic Bancorp Inc. I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent that I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Republic Bancorp Inc. or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.

Date:  March 12, 1999                       Signature:

                                            /s/ Isaac J. Powell
                                            ------------------------------
                                            Name:  Isaac J. Powell

                                                      Director/Executive Officer
                                                      --------------------------

                                    CONSENT

     In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the merger (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of Republic Bancorp Inc. I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent that I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Republic Bancorp Inc. or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.

Date:  March 12, 1999                       Signature:

                                            /s/ George B. Smith
                                            ------------------------------
                                            Name: George B. Smith

                                                      Director/Executive Officer
                                                      --------------------------

                                    CONSENT

     In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the merger (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of Republic Bancorp Inc. I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent that I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Republic Bancorp Inc. or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.

Date:  March 12, 1999                       Signature:

                                             /s/ Jeoffrey K. Stross
                                             ------------------------------
                                             Name:  Jeoffrey K. Stross

                                                      Director/Executive Officer
                                                      --------------------------

                                    CONSENT

     In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the merger (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, an Executive Officer or other officer of Republic Bancorp Inc. or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.

Date:  March 12, 1999                       Signature:

                                            /s/ Barry J. Eckhold
                                            ------------------------------
                                            Name: Barry J. Eckhold

                                                      Director/Executive Officer
                                                      --------------------------

                                    CONSENT

     In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the merger (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, an Executive Officer or other officer of Republic Bancorp Inc. or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.

Date:  March 12, 1999                       Signature:

                                            /s/ Thomas F. Menacher
                                            ------------------------------
                                            Name:  Thomas F. Menacher

                                                      Director/Executive Officer
                                                      --------------------------

                                    CONSENT

     In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the merger (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, an Executive Officer or other officer of Republic Bancorp Inc. or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.

Date:  March 12, 1999                       Signature:

                                            /s/ George E. Parker III
                                            ------------------------------
                                            Name:  George E. Parker III